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                                                                 Exhibit 24
                                OHM CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8
                               POWER OF ATTORNEY


         The undersigned officer and/or director of OHM Corporation, an Ohio corporation (the "Company"), does hereby make, constitute, and appoint James L. Kirk, Harold W. Ingalls, Randall M. Walters, Pamela K.M. Beall, Robert J. Gilker, Marybeth Bosko and Wendy Dann Adato and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file, under the Securities Act of 1933, a Registration Statement on Form S-8 relating to registration of Common Stock, $.10 par value, of the Company issuable under the Company's Directors' Deferred Fee Plan, and any and all amendments or exhibits thereto, and any or all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate, or desirable to be done in the premises, in the name, place and stead of the said director, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         IN WITNESS THEREOF, the undersigned has subscribed these presents as of the 22nd day of September, 1995.

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
/s/ James L. Kirk                                                   /s/ Rodney C. Gilbert
---------------------------------------------------                 ------------------------------------------------------------
James L. Kirk, Chairman, President and Chief                        Rodney C. Gilbert, Director
Executive Officer and Director (Principal
Executive Officer)
                                                                    /s/ Ivan W. Gorr
                                                                    ------------------------------------------------------------
/s/ Harold W. Ingalls                                               Ivan W. Gorr, Director
---------------------------------------------------
Harold W. Ingalls, Vice President and Chief
Financial Officer (Principal Financial                              /s/ Dr. Charles D. Hollister
Officer)                                                            ------------------------------------------------------------
                                                                    Dr. Charles D. Hollister, Director
/s/ Kris E.Hansell
---------------------------------------------------
Kris E. Hansell, Controller (Principal                              /s/ James E. Koenig, Director
Accounting Officer)                                                 ------------------------------------------------------------
                                                                    James E. Koenig, Director

/s/ Joseph R. Kirk
---------------------------------------------------                 /s/ Richard W. Pogue
Joseph R. Kirk, Executive Vice President                            ------------------------------------------------------------
and Director                                                        Richard W. Pogue, Director


/s/ Herbert A. Getz                                                 /s/ Charles W. Schmidt
---------------------------------------------------                 ------------------------------------------------------------
Herbert A. Getz, Director                                           Charles W. Schmidt, Director
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